UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

RESOURCE REIT, INC.

(Rapids Merger Sub LLC, as successor by merger to Resource REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55430	80-0854717
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, 17th Floor
Philadelphia, Pennsylvania 19103
(Address of principal executive offices - zip code)

Registrant’s telephone number, including area code: (215) 231-7050

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on May 19, 2022 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 23, 2022 (the “Merger Agreement”), by and among Resource REIT, Inc., a Maryland corporation (the “Company”), Rapids Parent LLC, a Delaware limited liability company (“Parent”) and Rapids Merger Sub LLC, a Delaware limited liability company (“Merger Sub”). Parent and Merger Sub are affiliates of Blackstone Real Estate Income Trust, Inc. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, on May 19, 2022, the Company merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving company and the separate existence of the Company ceased.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Merger Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), or fraction thereof, issued and outstanding as of immediately prior to the Merger Effective Time, was automatically cancelled and converted into the right to receive, in accordance with the terms of the Merger Agreement, an amount in cash equal to $14.75 per share, without interest (“Company Common Stock Consideration”). In addition, at the Merger Effective Time, each share of convertible stock, par value $0.01 per share, of the Company (“Company Convertible Stock”), or fraction thereof, issued and outstanding as of immediately prior to the Merger Effective Time, was automatically cancelled and converted into the right to receive, in accordance with the terms of the Merger Agreement, an amount in cash equal to $1,846.76 per share, without interest (“Company Convertible Stock Consideration,” and together with Company Common Stock Consideration, “Merger Consideration”).

Notwithstanding the foregoing, at the Merger Effective Time, each share of Company Common Stock and Company Convertible Stock then held by the Company or any subsidiary of the Company or held by Parent or Merger Sub, if any, were automatically retired and ceased to exist, and no consideration, nor any other payment was made with respect to such shares of Company Common Stock and Company Convertible Stock in connection with or as a consequence of the Merger.

Pursuant to the terms and conditions in the Merger Agreement, immediately prior to the Merger Effective Time, each outstanding share of unvested time-vested restricted Company Common Stock (“Time-Vested Restricted Stock”) granted pursuant to the Company’s 2020 Long-Term Incentive Plan (the “Long-Term Incentive Plan”) automatically vested and all restrictions and reacquisition rights thereon lapsed, and thereafter all shares of Company Common Stock represented thereby were considered outstanding for all purposes under the Merger Agreement and had the right to receive the Company Common Stock Consideration, less any applicable withholding taxes. In addition, immediately prior to the Merger Effective Time, each outstanding award of unvested performance-based restricted Company Common Stock (“Performance Restricted Stock”) granted pursuant to the Long-Term Incentive Plan automatically vested with respect to 100% of the target number of shares of Performance Restricted Stock and all restrictions and reacquisition rights thereon lapsed, and thereafter all shares of Company Common Stock represented thereby were considered outstanding for all purposes under the Merger Agreement and had the right to receive the Common Stock Consideration, less any applicable withholding taxes. In addition, at the Merger Effective Time, the holders of the Time-Vested Restricted Stock and Performance Restricted Stock had the right to receive from the Company an amount equal to all accrued and unpaid cash dividends up to, and including, the Merger Effective Time (less any applicable withholding tax), in accordance with the terms of the applicable award agreement.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 24, 2022, and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

At the Merger Effective Time, each holder of Company Common Stock and Company Convertible Stock issued and outstanding at the Merger Effective Time ceased to have any rights as a stockholder of the Company and instead has the right to receive the Merger Consideration.

The information provided in the Introductory Note and set forth under Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

As a result of the completion of the Merger, a change in control of the Company occurred, and Merger Sub, as successor by merger to the Company, remains a subsidiary of Parent, an affiliate of Blackstone Real Estate Income Trust, Inc.

The information provided in the Introductory Note and set forth under Items 2.01 and 3.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information provided in the Introductory Note and set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

On May 19, 2022, effective as of the Merger Effective Time, each of the directors of the Company’s Board of Directors tendered their resignation as a member of the board of directors and any committee or subcommittee thereof. These departures were not a result of any disagreements with the Company on any matter relating to its operations, policies or practices.

In addition, effective as of the Merger Effective Time, all of the Company’s executive officers ceased to be officers of the Company by operation of the Merger and the employment of the following executive officers ceased: (i) Alan F. Feldman, (ii) Thomas C. Elliott, (iii) Marshall P. Hayes, and (iv) Shelle Weisbaum. The employment of Mr. Feldman, Mr. Elliott and Ms. Weisbaum was terminated by the Company without “cause” (as defined in their respective employment agreements) and, as a result, Mr. Feldman, Mr. Elliott and Ms. Weisbaum became entitled to the payments and benefits contemplated by their previously disclosed employment agreements.

Further, in connection with the completion of the Merger, on May 16, 2022, the Company entered into Separation and Release Agreements with each of Mr. Feldman, Mr. Elliott and Ms. Weisbaum to effectuate the severance payments under each executive officers’ employment agreement with the Company and the payment of the retention/transaction bonus pursuant to the Company’s 2022 Employee Retention/Transaction Bonus Plan. Specifically, the Separation and Release Agreements with Messrs. Feldman and Elliott and Ms. Weisbaum provide the following cash payments after the expiration of a customary seven-day release revocation period: (i) a lump sum severance payment to each of Messrs. Feldman and Elliott and Ms. Weisbaum equal to $5,568,750, $4,031,250 and $1,275,000, respectively, and (ii) a retention/transaction bonus to each of Messrs. Feldman and Elliott and Ms. Weisbaum, equal to $2,080,000, $1,500,000, and $750,000. Mr. Hayes also entered a Separation and Release Agreement with the Company dated May 16, 2022 which provided for payment of his retention/transaction bonus in the amount of $1,500,000 after the expiration of a customary seven-day release revocation period.

Item 8.01	Other Events.

On May 19, 2022, Blackstone Real Estate Income, Inc., issued a press release announcing the results of the completion of the Merger. A copy of the press release is included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 19, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapids Merger Sub LLC (as successor by merger to Resource REIT, Inc.)

Dated: May 19, 2022	By:	/s/ Richard Reyes
	Name:	Richard Reyes
	Title:	Managing Director and Vice President